INVESTOR PRESENTATION

Fourth Quarter 2015

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statement

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) System failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2014, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

Company Profile


First Business Bank Center

Headquarters:
Madison, WI

Mission:
Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

FBIZ BANKING[1]

$1.8 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.0 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 9%[2]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth

1. Consists of all on-balance sheet assets for consolidated First Business Financial Services, Inc.
2. Data as of March 18, 2015. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with Financial Needs of Our Niche Client Base


First Business Bank
First Business Capital Corp.
First Business Equipment Finance, LLC
First Business Bank - Milwaukee
First Business Trust & Investments
First Business Bank Northeast Region[1]
First Business Factors
Alterra Bank
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
2015
Commercial Banking
Asset-Based Lending
Equipment Financing
Trust and Investments
Factoring
SBA Lending

Source: FBIZ management

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Geographic Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Hockessin, DE
Charlotte, NC
Atlanta, GA
San Antonio, TX
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ management

Proven Leadership Team

- Experienced leadership team trained at large, complex institutions and significant time with FBIZ

	Title	25+ years of banking experience	7+ years with FBIZ	Experience at large, complex institutions	Held leadership positions prior to joining FBIZ
Corey Chambas	President & CEO - FBFS	X	X	X	X
Ed Sloane	CFO - FBFS	X		X	X
Michael Losenegger	Chief Credit Officer - FBFS	X	X	X	X
Barbara Conley	General Counsel and Corporate Secretary	X	X	X	X
Jodi Chandler	SVP-HR & Administration - FBFS	X	X		
Dan Ovokaitys	Chief Information Officer - FBFS			X	
Mark Meloy	CEO - First Business Bank	X	X	X	X
Jim Hartlieb	President - First Business Bank			X	X
Pam Berneking	President & CEO - Alterra Bank	X		X	X
Dave Vetta	President & CEO - First Business Bank - Milwaukee	X	X	X	X
Joan Burke	President - First Business Trust & Investments	X	X	X	X
Chuck Batson	President & CEO - First Business Capital Corp.	X	X	X	X

Source: SEC filings and FBIZ management.

POINTS OF FOCUS

Points of Focus
Fourth Quarter and Full Year 2015

STRONG BALANCE SHEET GROWTH

- Overall balance sheet composition remained strong in 2015 driven by:
  - Year-over-year period-end loan and in-market deposit growth of 12% and 8%, respectively.
  - Period-end in-market deposit ratio remained strong at 69% as of December 31, 2015 - within the targeted operating range of 60%-70%.

OPERATING LEVERAGE MOMENTUM

- Strategic investments in technology and talent gained momentum across the franchise as the third and fourth quarters of 2015 generated positive operating leverage.

EXPANDED AND DIVERSIFIED FEE INCOME

- Synergy from the Alterra acquisition:
  - SBA platform introduced across FBIZ footprint.
  - Diversified sources of revenue drive fee income as a percentage of total revenue towards our long-term target of 25%.

ASSET QUALITY

- Total non-performing assets increased in 2015 primarily due to downgrading one $6.2 million restructured relationship that is directly related to the energy sector.
- As of December 31, 2015, the Company's direct exposure to the energy sector consisted of:
  - $10.0 million in loans and leases receivable, or 0.70% of total gross loans and leases, with an associated reserve for loan and lease losses totaling 6.63%.
  - Of this population, $7.8 million was considered non-performing as of year end.
  - In January 2016, $1.8 million of the total non-performing energy exposure was paid off in full.
- We believe our strong underwriting and track record of executing on exit strategies will continue to benefit asset quality metrics, limiting the downside risk of subsequent charge-offs in excess of our historical levels.

Points of Focus
Fourth Quarter and Full Year 2015

	$ in millions	Q4 2014 [1]	Q3 2015	Q4 2015	LQ % Change	PYQ % Change	FY 2014 [1]	FY 2015	PY % Change
Strong Balance Sheet Growth	Total loans and leases, net	$1,265	$1,362	$1,415	4%	12%			
	Total in-market deposits	$1,011	$1,063	$1,090	3%	8%			
Operating Leverage Momentum	Top line revenue	$16.6	$18.7	$19.8	6%	20%	$56.2	$75.7	35%
	Total operating expenses	$10.1	$12.1	$11.7	(4)%	15%	$33.8	$47.5	41%
	Efficiency ratio	61.11%	64.82%	58.75%	(6.07)%	(2.36)%	60.06%	62.75%	2.69%
Expanded & Diversified Fee Income	Gain on sale of SBA loans	$0.3	$0.9	$1.7	86%	N/M	$0.3	$4.0	N/M
	Trust and investment services fee income	$1.1	$1.3	$1.2	(3)%	9%	$4.4	$5.0	12%
	Service charges on deposits	$0.7	$0.7	$0.7	2%	5%	$2.5	$2.8	14%
	Gain on sale of residential mortgage loans	$0.1	$0.2	$0.1	(53)%	55%	$0.1	$0.7	N/M
	Non-interest income / Top line revenue	18%	22%	25%	3%	7%	18%	22%	4%
Asset Quality	Total non-performing assets	$11.5	$11.3	$24.0	111%	109%			
	Net charge-offs / Average loans and leases	0.28%	0.04%	0.27%	0.23%	(0.01)%	0.08%	0.10%	0.02%

Source: SEC filings and FBIZ management.

1. Includes only two months' contribution from Alterra Bank.

N/M = Not Meaningful

Points of Focus

SBA Platform Introduced Across FBIZ Footprint

CLIENT ACQUISITION STRATEGY

↓

BUILD COMPLETE RELATIONSHIP
- ACCESS TO EARLY STAGE, GROWING AND OWNERSHIP TRANSITION BUSINESS OPPORTUNITIES
- OPERATING AND OTHER DEPOSIT ACCOUNTS
- TREASURY AND OTHER FEE-BASED SERVICES
- PRIVATE BANKING FOR OWNERS AND KEY EMPLOYEES

EXPAND WITH CHANGING CLIENT NEEEDS
- ADDITIONAL SBA FINANCING
- CONVENTIONAL TERM LOANS AND LINES OF CREDIT

PRIVATE WEALTH MANAGEMENT OPPORTUNITIES
- 401K PLANS
- PRIVATE MORTGAGE BANKING
- OWNERSHIP TRANSITION

↓

COMPLETE SBA CLIENT RELATIONSHIP

FRANCHISE VALUE

EARNINGS CATALYST

↓

EARNING ASSET GROWTH
- ON AVERAGE, RETAIN 25% OF THE LOAN
- PRIME +2.00%-2.75%

IN-MARKET DEPOSIT GROWTH
- DDA LOWERS COST OF FUNDS AND INCREASES TREASURY MANAGEMENT FEE OPPORTUNITIES

FEE INCOME
- GAIN ON SALE
- PACKAGING FEES
- SERVICING FEES

↓

EPS GROWTH

Points of Focus

Credit Culture Helps Safeguard Shareholder Investment



Cumulative Net Charge-Offs as a % of 12/31/07 Loans and Leases[1]
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2008
2009
2010
2011
2012
2013
2014
2015
FBIZ
All BHCs

Source: SNL Financial and SEC filings.

1. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 9/30/15. All BHCs data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2015 period for All BHCs is as of and for the nine months ended 9/30/15. 2015 period for FBIZ is for the year ended 12/31/15.

INVESTMENT RATIONALE

Investment Rationale

- SCALABLE FRANCHISE, WELL POSITIONED FOR CONTINUED GROWTH
- EXPANDING CLIENT ACQUISITION SBA STRATEGY
- SIGNIFICANT IN-MARKET DEPOSIT GROWTH OPPORTUNITY
- P/E MULTIPLE AT A DISCOUNT TO HIGH PERFORMING PEER GROUP
- COMPETITIVE DIVIDEND YIELD

Significant Deposit Growth Opportunity

Dane County, WI
(Largest 3 banks 39%)


Other
54%
US Bank
12%
BMO Harris
Bank 19%
ASB
8%
FBIZ: 7%

**$13.2 Billion
Total Market Deposits**

Waukesha County, WI
(Largest 3 banks 33%)


Other
66%
US Bank
8%
BMO Harris
Bank 15%
Chase 9%
FBIZ: 2%

**$10.8 Billion
Total Market Deposits**

Fox Valley, WI[1]
(Largest 3 banks 50%)


Other
49%
ASB
26%
BMO Harris
Bank 15%
Chase 9%
FBIZ: 1%

**$11.6 Billion
Total Market Deposits**

Alterra Bank Market[2]
(Largest 3 banks 42%)


Other
58%
UMB
19%
Commerce
Bank 13%
Bank of
America
10%
FBIZ: 0.5%

**$48.4 Billion
Total Market Deposits**

Source: SNL Financial and FBIZ management. Data as of June 30, 2015.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago WI counties but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.
2. Alterra Bank market represents deposits gathered in Kansas City MSA.

FBIZ Valuation - Price Appreciation



% Price Increase Since 2012 Common Stock Offering (December 3, 2012 - December 31, 2015)
140%
120%
100%
80%
60%
40%
20%
0%
-20%
112%
54%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - P/E Multiple



P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - December 31, 2015)
18x
16x
14x
12x
10x
8x
6x
4x
2x
0x
14.73
12.51
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - Dividends per Share



26% CAGR
$0.14
$0.44
2010
2015
Total Annual Dividends per Share



$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16[1]
Dividends per Share
Dividend Yield[2]

Source: SEC filings and FBIZ management. All dividends per share amounts have been adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend completed in August 2015.

1. On January 29, 2016, FBIZ declared a regular cash dividend on its common stock of $0.12 per share, an increase of 9% from the regular quarterly dividends declared in 2015.
2. Dividend Yield, excluding 1Q16, based on the closing price on the last trading day of the reporting period. 1Q16 Dividend Yield based on closing price on January 29, 2016.

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Record of Strong Execution
Key Objectives

- DRIVE TOP LINE REVENUE GROWTH
- STRENGTHEN IN-MARKET DEPOSIT MIX
- GENERATE CONSISTENT, STRONG PROFITABILITY
- DELIVER EPS GROWTH

ACHIEVE

- +1% ROA
- +12% ROE
- ABOVE MARKET GROWTH

Organic Growth Drives Top Line Revenue[1]
Complemented by Niche Acquisitions


14%
CAGR
$39M
$76M
2010
2015


Millions
$21.0
$20.0
$19.0
$18.0
$17.0
$16.0
4Q14
1Q15[2]
2Q15
3Q15
4Q15

Source: SEC filings and FBIZ management.

1. Top line revenue calculated as net interest income + total non-interest income (including realized gains on securities).
2. Increase 1Q15 relative to the preceding quarter is primarily due to the acquisition of Alterra Bank on November 1, 2014.

Strengthen In-market Deposit Mix
Focus on Transaction Accounts to Reduce Cost of Funds


24% CAGR
$133M
$397M
2010
2015
Transaction Accounts[1]


$1,800
$1,500
$1,200
$900
$600
$300
$0
Millions
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
4Q14
1Q15
2Q15
3Q15
4Q15
Wholesale Deposits[2]
Non-Transaction Accounts[3]
NIB Transaction Accounts
IB Transaction Accounts
Cost of Total Deposits[4]
Cost of In-Market Deposits[4]

Source: SEC filings. Deposit mix represents quarterly average balance data. CAGR is calculated using period-end balances.

1. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
2. Wholesale deposits include brokered deposits and deposits gathered through internet listing services.
3. Non-transaction accounts include in-market CDs and money market accounts.
4. "Cost of Total Deposits" and "Cost of In-Market Deposits" are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.

Generate Consistent, Strong Profitability
Efficient Operating Model Drives Bottom Line



Net Interest Margin
4.90%
4.20%
3.50%
2.80%
2.10%
1.40%
0.70%
0.00%
4Q14
1Q15
2Q15
3Q15
4Q15
Net Interest Margin
Goal



Return on Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Return on Equity
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
4Q14
1Q15
2Q15
3Q15
4Q15
Return on Assets
Goal
Return on Equity
Goal

Source: SEC filings and FBIZ management.

Deliver EPS Growth
Drives Shareholder Value


59%
CAGR
$1.90
$0.185
2010
2015
Diluted EPS


$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
4Q14
1Q15
2Q15
3Q15
4Q15
Diluted EPS
Dividends per Share

Source: SEC filings and FBIZ management. All per share amounts have been adjusted to reflect the 2-for-1 stock split in the form of a 100% stock dividend completed in August 2015.

Pillars of Success
Foundation for the Future



SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Unique Competitive Advantages
Key Themes

- EFFICIENT OPERATING MODEL
- EFFICIENT FUNDING STRATEGY
- SUPERIOR CREDIT QUALITY
- CLIENT-CENTRIC FOCUS WITH HIGH TOUCH SERVICE
- SUPERIOR TALENT WITH BUSINESS EXPERTISE

SUCCESSFUL NICHE COMMUNITY BUSINESS BANK

Efficient Operating Model

HIGH EFFICIENCY "BUSINESS BANK" OPERATING MODEL

- Limited branch network
- Invest in technology
- Products tailored to serve businesses and their owners

FBIZ	All BHCs
63% EFFICIENCY RATIO	70% EFFICIENCY RATIO



Total Loans Outstanding per FTE
Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
FBIZ
All BHCs



Deposits Per Location
Millions
$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
2013
2014
2015
FBIZ
All Bank Depositories

Source: SNL Financial and FBIZ management. All BHCs group comprised of all listed BHCs, excluding FBIZ. "Efficiency Ratio" is a non-GAAP measure. Efficiency ratio is for the period ended 09/30/15 and 12/31/15 for All BHCs and FBIZ, respectively. See the Appendix for non-GAAP reconciliations. "All Bank Depositories" equals all FDIC-insured banks & thrifts that are required to complete the annual FDIC Summary of Deposits (SOD) survey. Data is from the most recent survey completed as of 06/30/15.

Efficient Funding Strategy
Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain wholesale deposits within Board-monitored limits
  - Match-funding fixed-rate term loans with wholesale deposits locks in interest rate spread
  - WAOM[1] = 4.29 years
  - Long-term wholesale deposits more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 12/31/15, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of wholesale deposit maturities, if necessary
  - Targeted operating range of in-market deposits to total deposits is 60%-70%


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q14
1Q15
2Q15
3Q15
4Q15
In-Market Deposits
Wholesale Deposits
Targeted Operating Range

Source: SEC filings. Represents quarterly average data.
1. Weighted average original maturity of wholesale deposits outstanding as of December 31, 2015.

Client-centric Focus with High Touch Service

FBIZADVANTAGE

FIRST BUSINESS SEMINARS & EVENTS

FIRST BUSINESS PRESENTS MANUFACTURING FIRST® EXPO & CONFERENCE

Enterprising® NONPROFITS

THE Family Business First INITIATIVE of NORTHEAST WISCONSIN

INDUSTRY PRACTICE GROUPS



MANUFACTURING



EMERGING TECHNOLOGY



COMMERCIAL REAL ESTATE



NOT FOR PROFIT



FOOD & BEVERAGE



PROFESSIONAL SERVICES

Superior Talent with Business Expertise

Engaged Employees = Happy Clients

RIGOROUS HIRING PROCESS

FORMAL MENTOR PROGRAM

FUN EMPLOYEE OUTINGS

PEOPLE AND CULTURE

ACTIVE COMMUNITY INVOLVEMENT

REGULAR SURVEYS AND FEEDBACK

STRONG EMPLOYEE REFERRAL PROGRAM


ENGAGED
EMPLOYEES



CLIENT
SATISFACTION
97%[1]

1. 2015 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting

Pillars of Success
Foundation for the Future


SHAREHOLDER VALUE
RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Focused Strategic Objectives

- OPPORTUNISTICALLY INVEST TO SUPPORT ORGANIC GROWTH
- COMPLEMENT ORGANIC GROWTH WITH NICHE ACQUISITIONS
- INCREASE FEE INCOME GENERATING SERVICES

LONG-TERM FUTURE SUCCESS

Opportunistically Invest to Support Organic Growth

Investing for the Future

INVESTMENT IN TECHNOLOGY	CONVERSION TO SALESFORCE IN 2015	FOUNDATION FOR SCALABLE FRANCHISE
	DATA WAREHOUSE/BUSINESS INTELLIGENCE IMPLEMENTATION IN 2015	
INVESTMENT IN TALENT	OPPORTUNISTICALLY ADD NEW LOCAL BDOs AND EVALUATE ADDITIONAL LIFT OUTS	
	KEY OPERATIONAL HIRES TO ALIGN SUPPORT WITH PRODUCTION HIRES	

Complement Organic Growth with Niche Acquisitions

- ORGANIC GROWTH REMAINS THE FOUNDATION FOR THE FUTURE
- HOWEVER, OUR SUCCESS CREATES OPPORTUNITIES FOR ACQUISITIONS
  - ➡ SPECIALTY FINANCE
  - ➡ REGISTERED INVESTMENT ADVISORY FIRMS
  - ➡ BUSINESS-FOCUSED COMMUNITY BANKS




First Business Center





Increase Percentage of Fee Income
Additional Fee Income Generating Services



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
30%
25%
20%
15%
10%
5%
0%
4Q14
1Q15 1
2Q15
3Q15
4Q15
Gain on Sale of SBA Loans
Gain on Sale of Residential Mortgages
Other
Loan Fees
Service Charges on Deposits
Trust Revenue
Previous % Goal
New % Goal set 10/30/2015
% of Total Revenue

Source: SEC filings and FBIZ management.

1. Increase in 1Q15 relative to the preceding quarter is primarily due to the acquisition of Alterra Bank on November 1, 2014.

APPENDIX
SUPPLEMENTAL DATA &
NON-GAAP RECONCILIATIONS

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended					For the Year Ended
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	December 31, 2015
Non-interest expense	$ 10,127	$ 11,732	$ 11,974	$ 11,984	$ 11,684	$ 47,374
Gain (loss) on foreclosed properties	5	16	(1)	163	(7)	171
Amortization of other intangible	(12)	(18)	(18)	(18)	(17)	(71)
Total operating expense	$ 10,120	$ 11,730	$ 11,955	$ 12,129	$ 11,660	$ 47,474
Net interest income	$ 13,595	$ 14,930	$ 14,188	$ 14,610	$ 14,912	$ 58,640
Non-interest income	2,965	3,848	4,126	4,102	4,935	17,011
Top line revenue	$ 16,560	$ 18,778	$ 18,314	$ 18,712	$ 19,847	$ 75,651
Efficiency ratio	61.11%	62.47%	65.28%	64.82%	58.75%	62.75%

Source: SEC filings and FBIZ management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. "Cost of Total In-Market Deposits" is defined as total interest expense on in-market deposits divided by average total in-market deposits. In-market deposits equal total deposits less wholesale deposits. We believe that these measures are important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Three Months Ended				
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Interest expense on in-market interest-bearing deposits	1,002	1,131	1,123	1,117	1,082
Average in-market interest-bearing deposits	764,213	857,576	821,969	828,029	831,093
Average in-market non-interest-bearing deposits	191,438	200,274	205,508	213,712	227,965
Denominator	955,651	1,057,850	1,027,477	1,041,741	1,059,058
Cost of total in-market deposits	0.42%	0.43%	0.44%	0.43%	0.41%

(dollars in thousands)	For the Three Months Ended				
	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Interest expense on total interest-bearing deposits	$ 2,559	$ 2,569	$ 2,593	$ 2,785	$ 2,930
Average interest-bearing deposits	1,196,574	1,281,748	1,250,049	1,294,545	1,313,351
Average non-interest-bearing deposits	191,438	200,274	205,508	213,712	227,965
Denominator	$ 1,388,012	$ 1,482,022	$ 1,455,557	$ 1,508,257	$ 1,541,316
Cost of total deposits	0.74%	0.69%	0.71%	0.74%	0.76%

Source: SEC filings and FBIZ management.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- ''Cumulative Net Charge-off Percentage'' is defined as aggregate net charge-offs from 1/1/2008 through 12/31/15 divided by total loans and leases as of 12/31/07. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended December 31,							
	2008	2009	2010	2011	2012	2013	2014	2015
Charge-offs	2,396	6,102	5,210	7,230	3,479	914	1,233	1,513
Recoveries	(89)	(155)	(313)	(864)	(481)	(374)	(425)	(114)
Net charge-offs	2,307	5,947	4,897	6,366	2,998	540	808	1,399
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 23,055	$ 23,863	$ 25,262
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.95%	3.05%	3.23%

Source: SEC filings and FBIZ management.

Loan and Lease Composition

($000)	December 31, 2015	% of Total	December 31, 2014	% Inc (Dec)
Commercial and Industrial	$ 473,592	33%	$ 416,654	13.7 %
Commercial Real Estate - Non-Owner Occupied	436,901	30%	417,962	4.5 %
Commercial Real Estate - Owner Occupied	176,322	12%	163,884	7.6 %
Construction and Land Development	160,404	11%	121,160	32.4 %
Multi-family	80,254	6%	72,578	10.6 %
1-4 Family	51,607	4%	36,182	42.6 %
Direct Financing Leases	31,093	2%	34,165	(9.0)%
All Other Loans	24,556	2%	19,207	27.8 %
Total Loans and Leases	1,434,729	100%	1,281,792	11.9 %
Deferred Loan Fees	1,061		1,025	
Total Gross Loans and Leases	$ 1,433,668		$ 1,280,767	

As of December 31, 2015



Commercial and Industrial
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
All Other Loans
Direct Financing Leases
1-4 Family
Multi-family
Construction and Land Development

Source: SEC filings.

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